FORUM FUNDS
THREE CANAL PLAZA, SUITE 600
PORTLAND, MAINE 04101
207-347-2090

January 17, 2014

U.S. Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Re:	Forum Funds File Nos. 002-67052 and 811-03023

Ladies and Gentleman:

Enclosed for filing on behalf of Forum Funds (the "Trust"), pursuant to Rule 14a-6(a) under the Securities Exchange Act of 1934, as amended, is a copy of a preliminary proxy statement and related materials in connection with a meeting of shareholders of the Trust's Semper Short Duration Fund series (the "Fund") to be held on March 17, 2014 (the "Meeting"). Shareholders of the Fund are being asked at the Meeting to approve an Agreement and Plan of Reorganization under which the Fund, a series of the Trust, would assign all of its assets and liabilities to the Semper Short Duration Fund, a series of Advisors Series Trust, in a tax-free reorganization. The agreement and plan of reorganization was approved by the Board of Trustees of the Trust at a special telephonic meeting held on January 16, 2014. This is the only proposal being presented for shareholder approval at the Meeting.

If you have any questions concerning this filing, please do not hesitate to contact me at (207) 347-2075 or via email at david.faherty@atlanticfundservices.com.

Sincerely,

/s/ David Faherty
David L. Faherty, Esq.

Atlantic Fund Services